UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
Graco Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 26, 2019.

Meeting Information

GRACO INC.

XXXX XXXX XXXX XXXX

Meeting Type: Annual

For holders as of: February 25, 2019

Date: April 26, 2019 Time: 1:00 p.m., CT

Location: Meeting live via the Internet-please visit

www.virtualshareholdermeeting.com/GGG2019.

E57634-P16944

GRACO INC.

88 11TH AVENUE N.E.

MINNEAPOLIS, MN 55413-1894

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/GGG2019 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You will need this information to access the virtual meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT 2018 OVERVIEW AND ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

E57635-P16944

During The Meeting:

Go to www.virtualshareholdermeeting.com/GGG2019. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees

	1a)	Eric P. Etchart

	1b)	Jody H. Feragen

	1c)	J. Kevin Gilligan

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm.

3.	Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed in the Proxy Statement.

4.	Approval of the Graco Inc. 2019 Stock Incentive Plan.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.